Exhibit 24
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                               SEMCO ENERGY, INC.

                                POWER OF ATTORNEY

     Whereas, the Board of Directors of SEMCO Energy, Inc., a Michigan corporation, by written consent dated as of February 28, 2003, authorized the execution of a Registration Statement for the registration and sale of up to 2,000,000 shares of Common Stock pursuant to the Company's Direct Stock Purchase and Dividend Reinvestment Plan and the filing of said Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     NOW, THEREFORE, each of the undersigned hereby appoint Marcus Jackson and John E. Schneider, his or her true and lawful attorneys to execute, in his/her name and in the capacity shown below, said Registration Statement and any and all amendments thereto and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution.

     IN WITNESS WHEREOF, we have hereunto set our hands as of the 28th day of February, 2003.

/s/John  M.  Albertine                   /s/Harvey  I.  Klein
____________________________________     _______________________________________
Director                                 Director


/s/Edward  J.  Curtis                    /s/Frederick  S.  Moore
____________________________________     _______________________________________
Director                                 Director


/s/John  T.  Ferris                      /s/John  E.  Schneider
____________________________________     _______________________________________
Director                                 Senior Vice President and CFO
                                         (Principal  Financial  and
                                         Accounting  Officer)


/s/Michael  O.  Frazer                   /s/Thomas  W.  Sherman
____________________________________     _______________________________________
Director                                 Director


/s/John  R.  Hinton                      /s/Edith  A.  Stotler
____________________________________     _______________________________________
Director                                 Director


/s/Marcus  Jackson                       /s/Donald  W.  Thomason
____________________________________     _______________________________________
Chairman,  President, CEO                Director
and  Director
(Principal  Executive  Officer)



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